UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08266

The India Fund, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Registrant’s telephone number, including area code: 866-839-5205

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

Item 1. Schedule of Investments.

The Schedule of Investments is attached herewith.

The India Fund, Inc.

Portfolio of Investments

As of September 30, 2012 (unaudited)

No. of Shares	Description	Value
EQUITY SECURITIES-97.7%

India-97.7%
Auto Components -2.0%
117,581 Bosch, Ltd.		$19,626,742

Automobiles-4.5%
1,230,000 Hero MotoCorp, Ltd.		43,824,798

Chemicals-2.4%
310,000 Asian Paints, Ltd.		23,136,127

Commercial Banks-14.3%
3,900,000 HDFC Bank, Ltd.		46,486,491
4,590,000 ICICI Bank, Ltd.		92,004,503

		138,490,994

Constuction Materials-8.1%
7,800,000 Ambuja Cements, Ltd.		29,864,632
231,231 Grasim Industries, Ltd.		14,534,520
910,000 UltraTech Cement, Ltd.		33,945,786

		78,344,938

Electric Utilities-1.5%
7,400,000 Tata Power Co., Ltd.		15,004,835

Electrical Equipment-0.5%
339,224 ABB, Ltd.		5,130,646

Food Products-2.7%
320,118 Nestle India, Ltd.		26,548,644

Gas Utilities-3.0%
3,960,000 GAIL India, Ltd.		28,758,707

Household Products-4.4%
4,139,000 Hindustran Unilever, Ltd.		42,731,869

IT Services-20.1%
60,303 CMC, Ltd.		1,255,736
1,788,000 Infosys, Ltd.		85,899,933
2,600,000 Mphasis, Ltd.		19,828,420
3,600,000 Tata Consultancy Services, Ltd.		88,319,272

		195,303,361

Machinery-0.7%
415,430 Cummins India, Ltd.		3,997,564
237,758 Thermax, Ltd.		2,529,714

		6,527,278

Oil, Gas & Consumable Fuels-1.1%
2,000,000 Oil and Natural Gas Corp., Ltd.		10,632,287

Personal Products-3.7%
2,830,000 Godrej Consumer Products, Ltd.		35,827,709

Pharmaceuticals-5.4%
486,000 Glaxosmithkline Pharmaceuticals, Ltd.		18,216,823
1,000,000 Lupin, Ltd.		11,305,337
981,000 Piramal Enterprises, Ltd.		8,617,809
320,000 Sanofi India, Ltd.		14,401,365

		52,541,334

Road & Rail-2.6%
1,400,000 Container Corp. of India, Ltd.		25,351,029

Textiles, Apparel & Luxury Goods-1.1%
2,090,104 Titan industries, Ltd.		10,364,332

Thrifts & Mortgage Finance-9.9%
6,550,000 Housing Development Finance Corp., Ltd.		95,980,567

Tobacco-7.7%
14,610,000 ITC, Ltd.		75,314,418

Wireless Telecommunication Services-2.0%
3,890,876 Bharti Airtel, Ltd.	19,537,369

Total India (cost $631,321,057)	948,977,984

Total Investments-97.7% (cost $631,321,057)	948,977,984

Cash and Other Assets in Excess of Liabilities- 2.3%	22,686,320

Net Assets-100.0%	$971,664,304

Supplemental Information to the Portfolio of Investments

(a) Security Valuation:

Investments are stated at estimated fair value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

(i) the last sales price prior to the time of determination if there was a sale on the date of determination,

(ii) the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, or

(iii) the last available closing price if no bid or asked price is available on such date, if deemed representative of fair value.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination or for which the spread between the bid and asked prices is considered excessive may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are generally valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated daily.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. A financial instrument’s level within fair value hierarchy is based on the lowest level that is significant to the fair value measurement. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

For the period ended September 30, 2012, there have been no significant changes to the valuation procedures approved by the Board.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical securities.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, information provided by the investee companies such as publicly traded prices, financial statements, capital statements.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities generally are valued at the last quoted sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the last quoted mean price provided by an independent pricing service. The Fund does not adjust the quoted price for Level 1 investments.

The following is a summary of the inputs used as of September 30, 2012, in valuing the Fund’s investments carried at value. Refer to the Portfolio of Investments for a detailed breakout of the security types.

INDIA FUND

Investments, at value	Level 1	Level 2	Level 3	Balance as of 9/30/2012
Financials	$234,471,561	$—	$—	$234,471,561
Information Technology	195,303,361	—	—	195,303,361
Consumer Staples	180,422,640	—	—	180,422,640
Materials	101,481,065	—	—	101,481,065
Consumer Discretionary	73,815,873	—	—	73,815,873
Health Care	52,541,334	—	—	52,541,334
Utilities	43,763,541	—	—	43,763,541
Industrials	37,008,953	—	—	37,008,953
Telecommunications	19,537,369	—	—	19,537,369
Energy	10,632,287	—	—	10,632,287

Total	$948,977,984	$—	$—	$948,977,984

The Fund held no level 2 or 3 securities at September 30, 2012.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the period ended September 30, 2012, there were no transfers between levels and no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements, whereby securities are purchased from a counterparty under an agreement to resell them at a future date at the same price plus accrued interest. The Fund is exposed to credit risk on repurchase agreements to the extent that the counterparty defaults on its obligation to repurchase the securities, and the market value of such securities held by the Fund, including any accrued interest or dividends on such securities, is less than the face amount of the repurchase agreement plus accrued interest. The Fund held no repurchase agreements as of September 30, 2012.

(c) Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. Dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i) market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii) purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and U.S. dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Federal Income Tax Cost:

At September 30, 2012, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $633,039,673, $317,464,440, $(1,526,129) and $315,938,311 respectively.

Other information regarding the Fund is available in the Fund’s most recent Report to Shareholders. This information is also available on the website of the Securities and Exchange Commission at www.sec.gov.

Item 2. Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The India Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson, President
Principal Executive Officer

Date: November 14, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson, President
Principal Executive Officer

Date: November 14, 2012

By:	/s/ Andrea Melia
Andrea Melia, Treasurer
Principal Financial Officer

Date: November 14, 2012